UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019

XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On February 7, 2019, the Board of Directors (the “Board”) of XPO Logistics, Inc. (the “Company” or “XPO”) expanded the size of the Board to eight members and appointed Marlene Colucci to serve as a member of the Board, effective immediately. Ms. Colucci has served as the executive director of The Business Council, based in Washington, D.C., since July 2013. Pursuant to the Company’s bylaws, Ms. Colucci will serve as a director for an initial term until the Company’s 2019 annual meeting of stockholders.

As a non-employee director, Ms. Colucci will be entitled to receive an annual cash retainer (currently $75,000) and an annual restricted stock unit (“RSU”) grant (currently $175,000 in value), which will be granted on the first business day of each calendar year and will vest on the first anniversary of the grant date. The number of RSUs granted will be determined by dividing $175,000 by the average of the closing price of the Company’s common stock on the 10 trading days immediately preceding the grant date. In addition, in connection with her appointment to the Company’s Board of Directors, Ms. Colucci received a one-time grant of 2,637 RSUs that shall vest on January 2, 2020, subject to Ms. Colucci’s continued service as a director of the Company.

The Board has determined that Ms. Colucci is “independent” under the applicable standards of the New York Stock Exchange, the Securities and Exchange Act of 1934, as amended, and the Company’s Corporate Governance Guidelines.

Item 8.01. Other Events.

In addition, on February 11, 2019, the Company announced that it has appointed AnnaMaria DeSalva to the newly created position of vice chairman of the Board. Ms. DeSalva is a current independent director and chairman of the Company’s Nominating and Governance Committee.

In connection with the establishment of the new position, the Board adopted certain amendments to the Company’s Corporate Governance Guidelines, setting forth the role of the vice chairman position, to be filled by an independent director. The updated Corporate Governance Guidelines are available on the Company’s website at www.xpo.com.

The Company issued a press release announcing the appointment of Ms. Colucci to the Board and the appointment of Ms. DeSalva as vice chairman. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of XPO Logistics, Inc. dated February 11, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2019	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis,
Senior Vice President, Corporate Counsel